UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 14, 2005
Date of Report (Date of earliest event reported)
STARBUCKS CORPORATION
(Exact name of registrant as specified in its charter)

Washington	0-20322	91-1325671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2401 Utah Avenue South
Seattle, Washington 98134
(Address of principal executive offices) (Zip Code)
(206) 447-1575
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 14, 2005, Starbucks Corporation (the “Company”) entered into an employment letter with Martin Coles, president, Starbucks Coffee International (the “Coles Letter”). The Coles Letter supersedes Mr. Coles’s prior employment arrangement with the Company and is being entered into in order to terminate the Company’s obligation under such arrangement to provide severance payments to Mr. Coles upon termination of his employment with the Company. The Coles Letter is filed with this report as Exhibit 10.1, and is incorporated by reference into this report.
     Under the terms of the Coles Letter, Mr. Coles will continue to be employed as president, Starbucks Coffee International on an “at will” basis. The material terms and conditions of the Coles Letter are summarized below, which descriptions are qualified in their entirety by reference to the provisions of the Coles Letter filed with this report as Exhibit 10.1.
Base Salary
     As president, Starbucks Coffee International, Mr. Coles will continue to be paid his current base salary, which annualizes to $610,000.
Bonus
     Mr. Coles will continue to be eligible to participate in the Company’s Executive Management Bonus Plan at an incentive target of 65% of eligible base salary. The performance criteria for such incentive target have been established for Mr. Coles by the independent members of the Company’s Board of Directors.
Stock Awards
     Mr. Coles will continue to be eligible to receive stock awards under the Key Employee Sub-Plan to the Company’s 2005 Long-Term Equity Incentive Plan.
Management Deferred Compensation Plan
     Mr. Coles will continue to be eligible to participate in the Company’s Management Deferred Compensation Plan for so long as he remains on the Company’s U.S. payroll.
Executive Life Insurance
     Mr. Coles will continue to receive the maximum partner life insurance coverage benefit paid for by the Company of $2,000,000.

Partner Benefits
     Mr. Coles will continue to be eligible to participate in the Company’s benefits, stock and savings programs.
Non-Competition Agreements
     Mr. Coles will continue to be bound by the terms and conditions of the non-competition agreement he entered into with the Company.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

10.1	Employment Agreement dated October 14, 2005 between Starbucks Corporation and Martin Coles.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARBUCKS CORPORATION

Dated: October 14, 2005	By: /s/ Michael Casey
Michael Casey
executive vice president, chief financial officer and chief administrative officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement dated October 14, 2005 between Starbucks Corporation and Martin Coles.